UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011 (December 15, 2011)

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 571-9800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On December 15, 2011, Rentech, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter and fiscal year ended September 30, 2011 and filed a Current Report on Form 8-K (the “Initial 8-K”) which included a copy of the press release. This Form 8-K/A amends the Initial 8-K to correct two inadvertent errors in the press release. In the second paragraph of Company Outlook, “.59% and 47% of forecasted deliveries.” should instead read “…59% and 46% of forecasted revenues.”.

A copy of the corrected press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except as specifically described above, there are no changes or modifications to the Initial 8-K or the press release.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Corrected Press Release issued by Rentech, Inc. dated December 19, 2011 regarding Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: December 19, 2011	By:	/s/ Dan J. Cohrs
Dan J. Cohrs
Executive Vice President and Chief Financial Officer